UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 30, 2010

Shopoff Properties Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-139042	20-5882165
(Commission File Number)	(IRS Employer Identification No.)

8951 Research Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(877) 874-7348

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 31, 2010, an affiliate of Shopoff Properties Trust, Inc. (the “Company”), SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company and wholly owned subsidiary of the Company’s affiliate, Shopoff Partners, L.P. (“Borrower”), closed a secured loan from Cardinal Investment Properties – Underwood, L.P. (“Lender”). The loan amount was $1,000,000 and was made pursuant to a loan agreement between Borrower and Lender dated August 30, 2010 (the “Loan”).

The Loan bears interest at a rate of twelve percent per annum, and has a maturity date in twenty-four months at which time all accrued and unpaid interest and principal is due in full. A non-refundable interest payment equal to the first year’s interest for the Loan was prepaid out of the Loan amount of the initial Loan funding in the amount of $120,000. Thereafter, interest is due and payable quarterly, commencing on the date that is three months after the one-year anniversary of the disbursement date. An initial Loan fee of five percent of the Loan amount, or $50,000, is payable to Lender upon the earliest to occur of (i) full repayment of the Loan, (ii) a default by the Borrower under the Loan, or (iii) the first anniversary date of the Loan.  Borrower may extend the Loan for up to two additional periods of six months, provided (i) Borrower is not in default at the time of the extension, (ii) Borrower gives written notice to Lender of its intent to extend no less than ten days prior to the then-current maturity date, (iii) Borrower makes payment to Lender of a two percent Loan extension fee, based on the then-outstanding Loan balance, and (iv) Borrower makes payment to Lender of any unpaid interest accrued under the Loan. Interest accruing under the Loan during an extension period shall be paid monthly in arrears.

The Loan is secured by a deed of trust with assignment of rents in favor of Lender on property purchased by the Company on May 19, 2009, referred to as Underwood. The Underwood property is comprised of five hundred forty-three unimproved residential lots in the City of Menifee, California. Borrower has agreed to indemnify and hold harmless Lender from and against any and all indemnified costs directly or indirectly arising out of or resulting from any hazardous substance being present or released in, on or around, or potentially affecting, any part of the property securing the loan.

If Borrower fails to make any payment when required under the promissory note, Lender has the option to immediately declare all sums due and owing under the promissory note.

Borrower plans to use the proceeds from this Loan (i) to pay a delinquent special assessment from the Watson Road Community Facilities District, payable to the City of Buckeye in Arizona, in the approximate amount of $276,434, (ii) to make a $500,000 principal payment to AZPro Developments, Inc. as required under a secured promissory note in favor of AZPro Developments, Inc. This payment was originally due July 31, 2010 but was extended by one month to August 31, 2010, and (iii) for payment of other outstanding liabilities of the Company.

The above description of Loan is qualified in its entirety by the full text of the Loan Agreement, Promissory Note, Deed of Trust, Rider to the Deed of Trust, and the Security Agreement, each attached to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On August 30, 2010, Shopoff Properties Trust filed Post-Effective Amendment No. 7 to its Registration Statement to deregister 18,180,600 shares remaining unsold in its initial public offering of its common stock. Pursuant to its Registration Statement, Shopoff Properties Trust registered 20,100,000 shares of common stock for its initial public offering. The initial public offering covered by the Registration Statement terminated on August 29, 2010.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Loan Agreement, dated August 30, 2010, by and between SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, and Cardinal Investment Properties-Underwood, L.P., a California limited partnership.

10.2	Promissory Note Secured By Deed Of Trust between SPT- Lake Elsinore Holding Co., LLC and Cardinal Investment Properties – Underwood, L.P. and dated August 30, 2010.

10.3
Deed of Trust with Assignment of Rents, dated August 30, 2010, by and among SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, as trustor, First American Title Insurance Company, a California corporation, as trustee, and Cardinal Investment Properties - Underwood, L.P., a California limited partnership, as beneficiary.

10.4
Rider to Deed of Trust with Assignment of Rents, dated August 30, 2010, by and among SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, as trustor, First American Title Insurance Company, a California corporation, as trustee, and Cardinal Investment Properties - Underwood, L.P., a California limited partnership, as beneficiary.

10.5
Security Agreement, dated August 30, 2010, by and between SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, and Cardinal Investment Properties-Underwood, L.P., a California limited partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.

Date: September 7, 2010

	By:	/s/ William A. Shopoff
William A. Shopoff
President, Chief Executive Officer and Chairman
of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

10.1
Loan Agreement, dated August 30, 2010, by and between SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, and Cardinal Investment Properties-Underwood, L.P., a California limited partnership.

10.2	Promissory Note Secured By Deed Of Trust between SPT- Lake Elsinore Holding Co., LLC and Cardinal Investment Properties – Underwood, L.P. and dated August 30, 2010.

10.3
Deed of Trust with Assignment of Rents, dated August 30, 2010, by and among SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, as trustor, First American Title Insurance Company, a California corporation, as trustee, and Cardinal Investment Properties - Underwood, L.P., a California limited partnership, as beneficiary.

10.4
Rider to Deed of Trust with Assignment of Rents, dated August 30, 2010, by and among SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, as trustor, First American Title Insurance Company, a California corporation, as trustee, and Cardinal Investment Properties - Underwood, L.P., a California limited partnership, as beneficiary.

10.5
Security Agreement, dated August 30, 2010, by and between SPT-Lake Elsinore Holding Co., LLC, a Delaware limited liability company, and Cardinal Investment Properties-Underwood, L.P., a California limited partnership.